SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): October 9, 2003



                           PAR TECHNOLOGY CORPORATION
                           --------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)

             001-09720                                     16-1434688
             ---------                                     ----------
      (Commission File Number)                 (IRS Employer Identification No.)


  PAR Technology Park, 8383 Seneca Turnpike, New Hartford, NY         13413-4991
--------------------------------------------------------------        ----------
           (Address of Principal Executive Offices)                   (Zip Code)


       Registrant's telephone number, including area code: (315) 738-0600


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if changed since Last Report)

Item 4.  Changes in Registrant's Certifying Accountant



          Our Audit Committee has engaged KPMG LLP as our independent public accountants as of October 9, 2003. During the two most recent fiscal years and through October 9, 2003, we have not consulted with KPMG LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             PAR TECHNOLOGY CORPORATION
                                             --------------------------
                                                     (Registrant)


October 14, 2003                             By: /s/  Ronald J. Casciano
                                             ----------------------------------
                                             Ronald J. Casciano
                                             Vice President, Chief Financial
                                             Officer and Treasurer